Ex.99.906 CERT

N-CSR Exhibit for Item 12(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Lee T. Kranefuss, President and Principal Executive Officer, and Michael A. Latham, Principal Financial Officer, of iShares, Inc. (the “Registrant”), each certify that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2006 (the “Form N-CSR”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	November 9, 2006	/s/ Lee T. Kranefuss	President and Principal Executive Officer
		Lee T. Kranefuss	[Title]
[Signature]

Date:	November 9, 2006	/s/ Michael A. Latham	Principal Financial Officer
		Michael A. Latham	[Title]
[Signature]